UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016

Voya Infrastructure, Industrials and Materials Fund

(Exact name of registrant as specified in its charter)

Commission File Number:  811-22144

Delaware	26-1598407
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

(Address of principal executive offices, including zip code)

(800) 992-0180

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

On March 21, 2016, Voya Infrastructure, Industrials and Materials Fund (NYSE: IDE) (the “Fund”), a closed-end fund, issued a press release in connection with the authorization by the Fund’s Board of Trustees of an open-market share repurchase program pursuant to which the Fund may purchase, over a one year period beginning in March 2016, up to 10% of its stock, in open-market transactions.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

The following Exhibit is filed as part of this Report.

Exhibit No.	Description
99.1	Voya Infrastructure, Industrials and Materials Fund Press Release dated March 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Infrastructure, Industrials and Materials Fund

Date: March 21, 2016	By:	/s/ Huey P. Falgout Jr.
Huey P. Falgout, Jr.
Secretary